                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

                          Filed by the Registrant [x]

                Filed by a Party other than the Registrant [_]

                          Check the appropriate box:

                        [_] Preliminary Proxy Statement

                  [_] Confidential, for Use of the Commission
                    Only (as permitted by Rule 14a-6(e)(2))

                        [X] Definitive Proxy Statement

                      [_] Definitive Additional Materials

       [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Approved Financial Corp.

               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

              Payment of filing fee (Check the appropriate box):

                             [x] No fee required.

            [_] Fee computed on table below per Exchange Act Rules
                              14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:



   (2) Aggregate number of securities to which transaction applies:


   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):


   (4) Proposed maximum aggregate value of transaction:


   (5) Total fee paid:


   [_] Fee paid previously with preliminary materials.


   [_] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:



   (2) Form, Schedule or Registration Statement No.:



   (3) Filing Party:



   (4) Date Filed:

                                  Insert logo
                           APPROVED FINANCIAL CORP.
                        1716 Corporate Landing Parkway
                        Virginia Beach, Virginia 23454

April 30, 2001


Dear Shareholders,

You are cordially invited to attend the Annual Meeting of Shareholders for Approved Financial Corp. on June 11, 2001, 2:30 PM eastern standard time, at the corporate headquarters of Approved Financial Corp. located at 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454.

As a stockholder of Approved Financial Corp., you have a right to vote on certain matters affecting the company. This proxy statement discusses the proposals you are voting on this year. Please read it carefully because it contains important information for you to consider when deciding how to vote. Your vote is important.

The following abbreviations as indicated below occur throughout this document:

 .    Approved Financial Corp. is the referred to as "Company" or "Approved"
 .    The Proxy Statement, the Proxy Card and our 2001 Annual Report to
     Shareholders are collectively referred to as the "proxy materials"
 .    The Board of Directors of Approved Financial Corp. as a group is referred to as the "Board"
 .    An individual member of the Board is referred to as "Director"
 .    The Annual Meeting of Shareholders scheduled for June 11, 2001 is referred to as the "Meeting"

Your support of Approved is greatly appreciated by the Board and the management of the Company.

                              Sincerely,

                              /s/ Allen D. Wykle

                              Allen D. Wykle, Chairman of the Board
                              President and Chief Executive Officer

                                       Table of Contents
NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS................................................    4

PROXY STATEMENT..............................................................................    5

     QUESTIONS AND ANSWERS...................................................................    5

          Questions and Answers concerning proxy materials and voting procedures

     ITEMS PROPOSED FOR VOTE.................................................................    8

          Proposal # 1.  Election of Directors
          Proposal # 2. Appointment of Independent Certified Public Accountants

     THE BOARD OF DIRECTORS..................................................................    9

     INFORMATION CONCERNING DIRECTORS AND DIRECTOR NOMINEES..................................   10

     COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS.......................................   11

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.............................   13

     DIRECTOR COMPENSATION...................................................................   13

     EXECUTIVE OFFICERS......................................................................   14

     EXECUTIVE COMPENSATION..................................................................   15

     OPTION/SAR GRANTS.......................................................................   17

     OPTION/SAR EXERCISES & YEAR-END VALUES..................................................   18

     EMPLOYMENT AGREEMENTS...................................................................   19

     COMPENSATION COMMITTEE REPORT...........................................................   24

          The 1996 Stock Incentive Plan / 401 (K) PLAN /  CEO Compensation

     STOCK PERFORMANCE GRAPH.................................................................   28

     BENEFICIAL STOCKHOLDER TABLE............................................................   29

    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...........................................   31

    FEES FOR SERVICES RENDERED BY AUDITORS...................................................   32

    AVAILABILITY OF FORM 10 K................................................................   32

    SECTION 16(A) REPORTING COMPLIANCE.......................................................   32

    PROPOSALS BY SHAREHOLDERS................................................................   32

    OTHER BUSINESS...........................................................................   33

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On June 11, 2000
                       At 2:30 PM prevailing local time


The Annual Meeting of Shareholders of Approved Financial Corp., a Virginia Corporation, will be held at Approved Financial Corp. corporate headquarters located at 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454, on Monday, June 11, 2001 at 2:30 PM prevailing local time, for the following purposes:

  .  Elect three Directors to the Board of Directors

  . Appoint PricewaterhouseCoopers LLP as the Company's independent public accountants for 2000

  .  Conduct other business properly brought before the Meeting

We will also report on Approved's and the mortgage industry's performance for 2001 at the Meeting.

The record date for the Meeting, which is the date used to determine which Shareholders are entitled to vote at the Meeting and receive these materials, is April 20, 2001. Shareholders can vote at the Meeting in person or by proxy. We look forward to greeting those Shareholders able to attend the Meeting.

The Board is sending these proxy materials, including the Annual Report to all shareholders. However, the Annual Report to Shareholders does not form any part of the Proxy Statement. The date of this Proxy Statement is April 30, 2001 and the approximate date on which the Company is sending the proxy materials is May 11, 2001.

The Board is asking you to vote your shares by completing and returning the proxy card. If you return the proxy card in time for the Meeting, then your shares will be voted according to your instructions. All cost associated with the proxy materials are paid by the Company.




                              By Order of the Board of Directors,


                              /s/ Allen D. Wykle
                              Allen D. Wykle
                              Chairman of the Board and Chief Executive Officer
Virginia Beach, Virginia
April 30, 2001

                                   IMPORTANT

 Whether or not you plan to attend, please SIGN, DATE and RETURN the enclosed Proxy in the enclosed postage paid envelope. If you do attend the meeting, you may, if you wish, revoke your Proxy and vote your shares in person.

                                PROXY STATEMENT

                             QUESTIONS AND ANSWERS

Q: WHY AM I RECEIVING THESE PROXY MATERIALS?

A: You are receiving these proxy materials because you own shares of Approved Financial Corp. common stock ($1.00 par value) of as of April 20, 2001 (the record date). This proxy statement describes proposals on which we request you, as a stockholder, to vote. It also gives you information on these proposals, as well as other information, so that you can make an informed decision.

Q: WHO CAN VOTE AT THE MEETING?

A: Stockholders who owned Company common stock on April 20, 2001 may attend and vote at the Meeting. Each share is entitled to one vote. There were 5,482,114 shares of Company common stock outstanding on April 20, 2001.

Q: WHAT IS THE PROXY CARD?

A: The proxy card enables you to appoint Allen D. Wykle and Stanley Broaddus as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Messrs. Wykle and/or Broaddus to vote your shares at the Meeting, as you have instructed them on the proxy card. This way, your shares are voted whether or not you attend the Meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change.

Q: HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A: To hold the meeting and conduct business, a majority of the Company's outstanding shares as of April 20, 2001 must be present at the meeting. This is called a quorum.

Shares are counted as present at the meeting if the stockholder either:

-  is present and votes in person at the meeting, or

-  has properly submitted a proxy card.

Q: WHAT AM I VOTING ON?

A: We are asking you to vote on:

 -  the re-election of three Directors,

 - appointment of PricewaterhouseCoopers LLP as the Company's public accountants for 2001

Q: HOW DO I SUBMIT MY VOTE?

A: You can vote by:

(1) VOTING BY MAIL.

You do this by marking your voting instructions and signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope.

If you do not mark your voting instructions on the proxy card, your shares will be voted:

  -  FOR the three named nominees for directors,

  - FOR the appointment of PricewaterhouseCoopers LLP as the Company's public accountants

(2) VOTING IN PERSON AT THE MEETING.

We will pass out written ballots to anyone who wants to vote at the meeting. However, if you hold your shares in street name, you must request a proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them in an account at a brokerage firm.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts with stockbrokers or that you hold stock certificates with multiple registrations according to the Company's transfer agent, which is First Union. Please complete and return ALL proxy cards to ensure that all of your shares are voted.

Q: WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: You may revoke your proxy and change your vote at any time, however, your change MUST be received before the polls close at the Meeting. You may do this by:

-  signing and returning by mail another proxy with a later date, or

-  voting at the meeting

Q: WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD?

A: If your shares are in street name, your brokerage firm, under certain circumstances, may vote your shares if they do not receive your proxy in a timely manner prior to the Meeting.

In this event, your brokerage firm may either:

-  vote your shares on certain voting proposals, or

-  not vote your shares

When a brokerage firm votes a customer's shares, these shares are counted as present at the Meeting to determine if a quorum exists in order to conduct business at the Meeting.

The proposals for voting described in the Proxy Statement are matters for which your broker may vote your shares if your proxy is not received in a timely manner.

We encourage you to provide instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the meeting.

Q: HOW WILL THE COMPANY COUNT MY VOTE?

A: Tabulating Agent. Voting results submitted by proxy are tabulated and certified by our transfer agent, First Union National Bank, Corporate Trust Department.

A: The Inspector(s) of Elections, an employee of the Company, will have a tabulation report from the transfer agent available at the Meeting and will make adjustments for votes submitted by ballot at the Meeting in order to determine and present the final voting results.

Q: WHAT ARE MY VOTING OPTIONS AND WHAT HAPPENS IF I ABSTAIN FROM A VOTE?

A: You may vote either "for" or "against" or "withhold authority to vote" concerning each Director nominee.

A: You may vote "for," "against" or "abstain" on the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants.

If you "abstain" or "withhold" a vote, then it will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum in order to transact business at the Meeting.

However, if you "abstain" or "withhold" a vote, it will be counted as shares that are not voted for purposes of determining the approval of any proposal submitted by a majority of the votes.

If you give your proxy without voting instructions, your shares will be counted as a vote FOR each proposal.

Q: WHO PAYS THE EXPENSES OF THESE PROXY MATERIALS AND THE MEETING?

A: The Company pays the cost directly associated with the proxy materials and the Meeting. This includes expense items such as obtaining the list of shareholders as of the record date, preparing, printing and mailing proxy materials.

Q: WHAT IF OTHER VOTING MATTERS COME UP AT THE MEETING?

A: The matters described in this Proxy Statement are the only matters of which the Company is currently aware. However, if another proposal comes up for vote at the Meeting that is not on the proxy card, Messrs. Wykle and/or Broaddus will vote your shares, under your proxy, according to their best judgment.

                             ITEMS PROPOSED FOR VOTE

                      PROPOSAL # 1. - ELECTION OF DIRECTORS

Three Class II Directors, whose terms expire at the Meeting, are nominated for re-election for a term of three years, which will expire at the annual meeting of shareholders in 2003 or until their respective successors are elected and qualified.

Class I Directors nominated for re-election:

(Background information can be found below under "Information Concerning Directors And Director Nominees")

   1.  Allen D. Wykle
   2.  Leon H. Perlin
   3.  Oscar S. Warner

The shares represented by the enclosed proxy will be voted in favor of all three nominees unless a vote is withheld from the nominee.

Votes that are withheld will be excluded entirely from the vote.

Directors are elected by a majority of the votes cast at the Meeting either in person or by proxy.

If a nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL DIRECTOR NOMINEES.

   PROPOSAL # 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the 2001 fiscal year. Such nomination is being presented to the Shareholders for ratification at the Meeting.

A vote FOR this proposal by a majority of shares present in person or represented by proxy and entitled to vote at the Meeting is required to ratify the appointment of PricewaterhouseCoopers LLP. If the Shareholders reject the nomination, the Board of Directors may reconsider its selection. If the Shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent accountants at any time during the year if the Board of Directors believe that such a change would be in the best interests of the Company.

A representative of PricewaterhouseCoopers LLP is attending the Meeting. PricewaterhouseCoopers LLP has audited and certified the Company's financial statements since the year ended 1995. The Company is advised that a representative of PricewaterhouseCoopers LLP will be present at the Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.


                            THE BOARD OF DIRECTORS

Our Board of Directors is divided into three classes, with one class being elected each year and members of each class holding office for three-year terms.

The Board of Directors currently consists of nine directors divided as follows:

Class I - three Directors with terms expiring at the 2001 Annual Meeting Class II - three Directors with terms expiring at the 2003 Annual Meeting Class III - three Directors with terms expiring at the 2002 Annual Meeting

At the Meeting to be held June 11, 2001, three Class I Directors will be re-elected for a term of three years or until his or her successor is duly elected and qualified.

A Director may be removed at any time, with or without cause, by a vote of a majority of the shares of stock represented and entitled to vote at a special meeting of Shareholders called for that purpose. A successor to a Director removed in this manner may be elected for his or her remaining term at the special meeting.

A Board vacancy may result from death, resignation, retirement, disqualification or removal from office of a Director, or by failure of the Shareholders to elect a successor to a Director who has been removed. In this event, the Board of Directors may fill such vacancy by vote of a majority of all the Directors then in office. Directors so elected shall serve for the full remaining term of their predecessors, and until their successor is duly elected and qualified, unless sooner displaced.

            INFORMATION CONCERNING DIRECTORS AND DIRECTOR NOMINEES

Background information with respect to the Directors and the Director nominees for re-election at the Meeting appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of Approved Financial Corp. Common Stock.

Class I Directors - Nominees for Re-election at Shareholder's Meeting scheduled for June 11, 2001. (Term expiring at the annual meeting of shareholders to be held in 2001 or until their successor is duly elected and qualified)

Allen D. Wykle (54) Mr. Wykle, in addition to being an initial investor, organized and headed the initial management team that acquired the Company from Government Employees Insurance Corporation (GEICO) in September of 1984. He has served as Chairman of the Board, President and Chief Executive Officer of the Company since September 1984. Mr. Wykle served as a Director of IMC Mortgage Company from April 1996 until June 1998. Mr. Wykle was owner, President and Chief Executive Officer of Best Homes of Tidewater, Inc., a residential construction and remodeling company in Virginia, from 1972 to 1986.

Leon H. Perlin (73) Mr. Perlin was an initial investor in the Company in 1984 and has been a Director of the Company since 1984. Mr. Perlin has served as President and Chief Executive Officer of Leon H. Perlin Company, Inc., a commercial construction concern, for over 30 years.

Oscar S. Warner (84) Mr. Warner was an initial investor in the Company in 1984 and has been a Director and Shareholder of the Company since 1984. Mr. Warner has been retired for the past six years. Previously, he was owner and operator of Oscar Warner Corporation, an import company.

Class II Directors -
(Term expiring at the annual meeting of shareholders to be held in 2003 or until their successor is duly elected and qualified)

Arthur Peregoff (82) Mr. Peregoff was an initial investor and has been a Director of the Company since 1985. Mr. Peregoff has served as Chief Executive Officer of Globe Iron Construction Company, Inc., a commercial construction company, for over 25 years.

Stanley W. Broaddus (51) Mr. Broaddus was an initial investor and has been a Director since 1985. Mr. Broaddus has served as Vice President and Secretary of the Company since April 1987. Previous experience includes fourteen years as Regional Sales Manager with the building products unit of Atlantic Richfield Co.

Jean S. Schwindt (45) Ms. Schwindt has been a Director of the Company since 1992 and joined the Company in June 1998 as Executive Vice President. She served as Vice President and Director of Investor Relations and Strategic Planning for IMC Mortgage Company from March 1996 until June 1998. Ms. Schwindt was elected by the Board of Directors of IMC Mortgage Company ("IMC") to fill a vacancy on the IMC Board effective April 11, 2000. From April 1989 to March 1996 she served on the Board of Directors and as Senior Vice President/Secretary of Anderson and Strudwick, Inc., a member of the New York Stock Exchange. Ms. Schwindt, a Chartered Financial Analyst and a Registered Investment Advisor, has been affiliated with the firm of Mills Value Advisers, Inc. since January 1995.

Class III Directors
(Each Class III Director is serving a Three-Year Term Expiring at the Annual Meeting of Shareholders held in 2002 or until their successor is duly elected and qualified)

Robert M. Salter (53) Mr. Salter was an initial investor and has been a Director since 1989. He is a Partner with Goodman and Company LLP, a Certified Public Accounting firm. Previously, Mr. Salter served as President of Salter and Hall, P.C. from 1979 - 1999. Mr. Salter is a Certified Public Accountant and a Certified Financial Planner.

Neil W. Phelan, (43) Mr. Phelan is Executive Vice President and has been associated with the Company since April 1995. He has been a Director since 1997. His primary responsibility with the Company is the management of the wholesale lending unit. Immediately prior to joining the Company, Mr. Phelan served on the senior management team of ITT Financial Services for 17 years.

Gregory J. Witherspoon (54) Mr. Witherspoon has been a Director since 1998. He is president of Witherspoon Consulting, a company that provides financial and management consulting services. He served as a Director of Aames Financial Corporation from 1991 to March 1998, as Chief Financial Officer from 1987 until 1997,after which, he served as Executive Vice President for Strategic Planning. He is a Certified Public Accountant. Mr. Witherspoon previously served on the Board of Directors of Approved from July 1996 until January 1997.

Barry C. Diggins (37) Mr. Diggins resigned from the Company and the Board of Directors effective July 28, 2000. He was Executive Vice President and was associated with the Company since October 1994. He served as a Director since 1997. Mr. Diggins was responsible for the majority of the Company's retail lending locations. Before joining the Company, Mr. Diggins was Regional Marketing Director of ITT Financial Services from September 1985 to October 1994.


               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held four meetings in 2000. During such year, each Director attended more than 75% of the meetings held by the Board of Directors and the committees on which he or she served. The Board of Directors also acts from time to time by unanimous written consent in lieu of meetings.

The Board of Directors has four committees, all of which were formally established at the meeting of the Board of Directors held on February 6, 1998.

 .  Executive Committee
 .  Audit Committee
 .  Compensation Committee
 .  Option Committee

Executive Committee. The Executive Committee acts for the Board when the Board is not in session. The Executive Committee did not formally meet during 2000.

Executive Committee Members:
 .  Mr. Wykle, as Chairman
 .  Mr. Perlin
 .  Ms. Schwindt
 .  Mr. Broaddus

Audit Committee: The Audit Committee makes recommendations concerning the engagements of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. It also reviews and accepts the reports of the Company's regulatory examiners. The Audit Committee met on June 7, 2000 and March 12, 2001.

Audit Committee Members:
 .  Mr. Witherspoon, as Chairman
 .  Mr. Perlin
 .  Mr. Warner.

Compensation Committee. The Compensation Committee determines Mr. Wykle's compensation and establishes guidelines for compensation of Executive Officers and all other employees. The Compensation Committee on December 12, 2000.

Compensation Committee Members:
 .  Mr. Warner, as Chairman
 .  Mr. Perlin
 .  Mr. Salter
 .  Mr. Wykle, who abstains from voting on his own compensation

Option Committee. The Option Committee administers the Company's stock option plan and grants options under the plan. The Option Committee did not meet during the year 2000. The Board of Directors as a group addressed option grants during normal Board meetings held during the year 2000.

Option Committee Members:
Mr. Perlin, as Chairman
Mr. Warner
Mr. Salter

Nominating Committee. The Company does not have a nominating committee. The Board of Directors performs the functions customarily performed by a nominating committee as a whole or by the Executive Committee.

Any Shareholder who wishes to make a nomination at an annual or special meeting for the election of Directors must do so in compliance with the applicable procedures set forth in the Company's Bylaws.

The Company will furnish Bylaw provisions upon written request to Stanley Broaddus, Secretary of the Company, at its principal executive offices at 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Wykle is the only member of the Compensation Committee that is also an employee. The other members, Messrs. Warner, Perlin and Salter are outside Directors. No interlocking relationships exist between the Company's Board of Directors or Officers responsible for compensation decisions and the Board of Directors or compensation committee of any company, nor has any such interlocking relationship existed in the past.

                            DIRECTORS' COMPENSATION

Directors employed by the Company

Directors who are employees of the Company receive no additional compensation for service as Directors.

Outside Directors

Each Director who is not an employee of the Company receives an annual retainer of $9,000, payable in cash in quarterly installments of $2,250. All Directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors.

During 1996, which was before Ms. Schwindt became an employee of the Company, the Board of Directors granted stock appreciation rights ("SARs") to Ms. Schwindt. The SARs, with an initial term of three years, entitle the holder to the appreciated value of 16,000 shares of common stock. The appreciated value is the difference between the grant price and the fair market value of the shares at the time of exercise. The grant price is $2.63. At the Board meeting held on February 21, 1999, the Board extended the term of the SARs granted to Ms. Schwindt for three years from the initial expiration date in 1999.

Mr. Witherspoon was issued 4,500 non-qualified options with an exercise price of $4 per share. The options vest over a period of ten years and under certain circumstances may vest in less than 10 years. These options are payment for on-going consulting services to the Company in addition to normal board duties.

                              EXECUTIVE OFFICERS

The Executive Officers of the Company as of the date of this Proxy Statement who are not also Directors are identified below, together with information regarding the business experience of such officers. Information regarding the business experience of Messrs. Wykle, Broaddus, Phelan and Ms. Schwindt is set forth above under the heading "Information Concerning Directors and Director Nominees" Each Executive Officer is elected by the Board of Directors of the Company and serves at the pleasure of the Board.

Name (Age)                  Position and Business Experience
----------                  --------------------------------

Eric S. Yeakel (36)         Treasurer and Chief Financial Officer. Mr. Yeakel
                            has been with the Company since June 1994. He was a full time graduate student from September 1992 until receiving a Masters in Business Administration in 1994. He served as Assistant Controller with Office
                            Warehouse, Inc. from October 1989 to August 1992.
                            Mr. Yeakel is a Certified Public Accountant who worked with Ernst & Young from July 1987 to October
                            1989.

                            EXECUTIVE COMPENSATION


Summary of Cash and Other Compensation

The following table sets forth the compensation paid to the Company's Chief Executive Officer and the most highly compensated Executive Officers other than the Chief Executive Officer. (collectively, the "Named Executive Officers") during the three years ended December 31, 2000:

                                     Summary Compensation Table

                                         Annual Compensation (1) Long-term Compensation
                                        ----------------------------------------------------------------
                                                                  Securities underlying     All Other
Name and Principal Position    Year        Salary        Bonus         Options(2)         Compensation
                                        -------------              -------------------    --------------
Allen D. Wykle (3,4)           2000          $392,250     $     -                    -           $5,250
President and Chief            1999           418,368           -                    -            5,000
Executive Officer              1998           418,368           -               20,000            4,750

Neil W. Phelan (3,4)           2000          $155,968     $     -                    -           $4,540
Executive Vice President,      1999           143,000           -                    -            3,960
Director                       1998           130,000           -                8,500            3,383

Jean S. Schwindt (3,4,5)       2000          $ 50,107     $     -                    -           $4,032
Executive Vice President       1999           160,000           -                    -            4,800
Director                       1998            86,667           -               12,500            2,250

Greg Gleason (3,4,6)           2000          $114,569     $     -                    -           $2,107
President Approved Federal     1999           110,000           -                    -            3,300
Savings Bank                   1998           111,000           -                1,350            3,330

Eric S. Yeakel(3,4)            2000          $112,483     $     -                    -           $3,372
Chief Financial Officer and    1999           120,000           -                    -            3,600
Treasurer                      1998           102,500           -               13,000            2,213

Stanley W. Broaddus (3,4)      2000          $ 93,970     $     -                    -           $2,806
Secretary and                  1999            95,000           -                    -            2,850
Vice President                 1998            95,000      29,216                7,000            2,437
Director


_______________________
1) All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for the officer named in the table and therefore are omitted according to SEC rules.

2)  Options are granted from the 1996 Incentive Option Plan.

3) Other compensation amounts reflect the Company's matching contribution under its 401(k) retirement plan.

4) Options granted in 1998 carry an exercise price of $4 per share.

5) Other compensation for 1998 represents fees earned as an outside Director.

6) Mr. Gleason resigned his position with the Company as of 4/24/01.

          STOCK OPTION/STOCK APPRECIATION RIGHT GRANTS IN THE LAST YEAR

In February of 2000, the Company granted common stock options to employees to purchase 15,000 shares of common stock at $4.00 per share. In October of 2000, the Company granted common stock options to employees to purchase 4,000 share of common stock at $4.00 per share. All grants are from the 1996 Incentive Stock Option Plan and have a term of ten years and a vesting schedule of three years.

No new stock options or stock appreciation rights were granted to Named Executive Officers during 2000.

Aggregate Option /Stock Appreciation Rights ("SAR") Exercises and Period-End Values

        The following table sets forth information concerning the December 31, 1999 value of unexercised options/SARs held by the Company's Named Executive Officers on April 15, 2000.

                           Number of Securities            Value of Unexercised
                           Underlying Unexercised          In-the-money options
                          Options as Fiscal Year End       at Fiscal Year End (1)
Name                  Exercisable      Unexercisable       Exercisable          Unexercisable
--------------------------------------------------------------------------------------------
Allen Wykle             14,333            6,667                  0                    0
Eric Yeakel              9,667            4,333                  0                    0
Jean Schwindt(2)        24,333            4,167                  0                    0
Neil Phelan              6,667            2,833                  0                    0
Stanley Broaddus         5,667            2,333                  0                    0
Greg Gleason               900              450                  0                    0

(1) Value of Unexercised Options is calculated using the price of Approved Common Stock on 12/31/00 of $0.31 per share less the exercise prices of $4.00, $9.75 & $13.50 per share, multiplied by the number of shares represented by the options. There were no common stock options issued and outstanding to Executive Officers with an exercise price lower than the year end common stock market price ("in the money options") on December 31, 2000 and thus having a value based on this formula at 12/31/00.

(2) Includes 16,000 exercisable SARs with a price of $2.63 per share.

                              EMPLOYMENT AGREEMENTS

   As of December 31, 2000 we have employment agreements with five Executive Officers, Messrs. Wykle, Yeakel, Broaddus, Phelan and Ms. Schwindt. We had an Employment Agreement with Barry Diggins, prior to termination of his full time employment with us effective July 28, 2000. (See:"Class III Directors")

   Mr. Wykle has not received an increase in base salary or total compensation since 1998 and he voluntarily commenced a reduction in salary effective July 1, 2000. Mr. Broaddus voluntarily forgave an increase in base salary or bonus compensation due to him under the terms of his employment agreement during 2000. Mr. Yeakel and Ms. Schwindt voluntarily forgave the increase in base salary due to them in January 2000 under the terms of their employment agreements and reduced their base salaries effective July 1, 2000. Mr. Phelan received the ten percent increase in base salary due to him under his employment agreement effective January 2000, however, he voluntarily reduced his total compensation effective July 1, 2000.

Allen D. Wykle
Chairman, President and Chief Executive Officer

Prior to December 1, 2000, Allen D. Wykle had no formal employment agreement with us and the Compensation Committee of the Board of Directors determined his base salary and bonus. Mr. Wykle entered into an employment agreement with us on December 1, 2000.

TERM, RENEWAL AND CHANGE IN CONTROL. The initial term of this agreement shall be from December 1, 2000 until December 31, 2001. After December 31, 2001, this Agreement will be renewable on a year to year basis. Either party must give one hundred and eighty (180) days written notice if this Agreement is not going to be renewed after December 31, 2001. Upon failure to give such notice, this Agreement will automatically renew for an additional year on the same terms. This notice requirement shall continue for all subsequent renewal periods. In the event of a Change of Control (i.e. (i) a reduction in the percentage of our common stock owned and controlled by Allen D. Wykle of 50% or greater, or (ii) the cessation of Allen D. Wykle's full time employment with us as Chairman of the Board, President or Chief Executive Officer) and during the calendar year in which the Change of Control occurred he is notified of nonrenewal of this Employment Agreement 180 or more days before the end of the then current calendar year term then that term shall be extended for six (6) months i.e. until June 30 of the following calendar year, thereby allowing Employee at least one full year of remaining employment. If the notice of nonrenewal is given with less than 180 days remaining before the end of the then current calendar year term the then current term will not be extended because the then current term will automatically renew for another year (due to failure to give 180 days notice) thereby assuring him of at least one full year of continued employment.

   SALARY: The agreement provides for an initial base salary at an annual rate of $418,368 and provides for increases of 3% or 10% per year effective as of January for any renewal term. The yearly salary increase is 10% if our net income after tax increases by 10% or greater from the prior year increases by 3% if our net income after tax does not increase by a minimum of 10%. Mr. Wykle voluntarily reduced his current base salary by 10% to $376,531 due to our current financial condition. He is entitled to transportation and all standard group employee benefits.

   BONUS: The bonus plan under the agreement provides for a bonus beginning in the year 2001 of up to a maximum of 100% of the annual salary for each year. The bonus is based on the annual return on equity ("ROE") percentage per share in excess of a base annual ROE of 20% (after accrual for bonuses.) A bonus is payable 50% in cash or stock at our discretion and 50% in cash or stock at the employee's discretion.

   Bonus Example.
   -------------

If ROE per share for a year is 30%
Then he will be entitled to a bonus equal to 33% of his base salary (30%-20%)/20% = 50%
If his Base Salary is $418,368
Then his bonus would be $418,368 * 50% = $209,184

   NON-COMPETE: Under the Employment Agreement he has agreed not to compete with us for a period of one year after termination within a prescribed geographic area and not to solicit or employ our employees for two years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement.

   COMPENSATION AFTER TERMINATION. If he dies, becomes permanently disabled, terminates his employment or is terminated for cause as defined in the Agreement, this contract shall cease, and no further compensation or benefits in any form shall be paid Employee. If this Agreement is terminated by us without cause, then he shall be entitled to the compensation and benefits which he would have received but for the termination without cause.

Neil W. Phelan
Director and Executive Vice President

   TERM: The Employment Agreement that commenced January 1, 1998 for a three-year initial term, was amended in November of 2000 for a term ending December 31, 2001. The agreement automatically renews for additional one-year terms absent three months written notice of non-renewal by either party prior to end of a term.

   SALARY & OTHER BENEFITS: Mr. Phelan's annual salary for 1999 was $143,000. His pre-amended Employment Agreement provided for a 10% increase in base salary to and annualized rate of $157,300, which he received for the six months ended June 30, 2000. For the third and fourth quarters of 2000,his base salary was reduced to an annualized rate of $150,000. His amended agreement provides for a base salary at an annualized rate of $135,000 for the first quarter of 2001 and reducing to an annualized rate of $125,000 for the remainder of the term of the agreement. He also is entitled to all standard group employee benefits. Mr. Phelan received a car allowance of $700 per month in 1999 and $750 per month during the first six months of 2000.Mr. Phelan voluntarily discontinued receipt of a car allowance effective July 1, 2000.

   BONUS: Mr. Phelan's amended agreement provides for a bonus plan consisting of two parts, (1) an override bonus on production of certain account executives and
(2) participation in the senior management bonus.

   Override Bonus: Mr. Phelan will earn a 5 basis points commission for monthly loan origination volume produced by new wholesale account executives hired after October 1, 2000 who are directly managed by

Mr. Phelan. To qualify in the calculation of this bonus the individual sales person must produce a minimum of $750,000 per month in loan volume.

   Senior Management Bonus: The senior management bonus provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the annual return on equity ("ROE") percentage per share in excess of a base annual ROE of 20% (after accrual for bonuses.) A bonus is payable 50% in cash or stock at our discretion and 50% in cash or stock at the employee's discretion.

   Bonus Example.
   -------------

If ROE per share for a year is 30%
Then he will be entitled to a bonus equal to 50% of his base salary (30%-20%)/20% = 50%
If his Base Salary is $125,000
Then his bonus would be $125,000 * 50% = $41,250

   NON-SOLICITATION: Under the Employment Agreement Mr. Phelan has agreed not to solicit our employees for two years after termination. This restrictive covenant applies upon termination for any reason by Mr. Phelan or termination for cause by us.

Stanley W. Broaddus
Vice President and Secretary

   TERM: The Employment Agreement which commenced January 1, 1997 was for a one year initial term and automatically renews on January 1, of each subsequent year for additional one-year terms absent ninety day written notice by either party prior to the end of a renewed term. The agreement was amended December 1, 2000.

   SALARY & OTHER BENEFITS: His current base annual salary is $95,000. He is entitled to a car and all standard group employee benefits.

   BONUS: The bonus plan under the agreement beginning in 2001 provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the annual return on equity ("ROE") percentage per share in excess of a base annual ROE of 20% (after accrual for bonuses.) A bonus is payable 50% in cash or stock at our discretion and 50% in cash or stock at the employee's discretion.

   Bonus Example.
   -------------

If ROE per share for a year is 30%
Then he will be entitled to a bonus equal to 50% of his base salary (30%-20%)/20% = 50%
If his Base Salary is $95,000
Then his bonus would be $95,000 * 50% = $47,250

TERMINATION & NON-COMPETE: The Employment Agreement provides for termination "for cause" as defined in the Agreement with notice and for termination upon 90 days prior written notice without cause. Under the Employment Agreement he has agreed not to compete with us for a period of one (1) year after termination within a prescribed geographic area and not to solicit or employ our employees for two (2) years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement. He is also entitled to one year's annual salary in the event that we experience a change in control, which results in Allen D. Wykle no longer being employed by us and if we terminate Mr. Broaddus without cause.

Jean S. Schwindt
Executive Vice President

TERM, RENEWAL AND CHANGE IN CONTROL. The employment agreement with Ms. Schwindt dated July1, 1998 and amended December 1, 2000 was for an initial term from July 1, 1998 through December 31, 1998. On January 1, 1999 it automatically renewed for a three (3) year term with each year running from January 1st through December 31st. After December 31, 2001, this Agreement will be renewable on a year to year basis. Either party must give one hundred and eighty (180) days written notice if this Agreement is not going to be renewed after December 31, 2001. Upon failure to give such notice, this Agreement will automatically renew for an additional year on the same terms. This notice requirement shall continue for all subsequent renewal periods. In the event of a Change of Control (i.e.
(i) a reduction in the percentage of our common stock owned and controlled by Allen D. Wykle of 50% or greater, or (ii) the cessation of Allen D. Wykle's full time employment with us as Chairman of the Board, President or Chief Executive Officer) and during the calendar year in which the Change of Control occurred she is notified of nonrenewal of this Employment Agreement 180 or more days before the end of the then current calendar year term then that term shall be extended for six (6) months i.e. until June 30 of the following calendar year, thereby allowing her at least one full year of remaining employment. If the notice of nonrenewal is given with less than 180 days remaining before the end of the then current calendar year term the then current term will not be extended because the then current term will automatically renew for another year (due to failure to give 180 days notice) thereby assuring her of at least one full year of continued employment.

SALARY: It provides for an initial base salary at an annual rate of $160,000, and provides for increases of 6% or 10% per year effective as of January 2000 and January 2001 and any renewal terms. Her yearly salary increase is 10% if our net income after tax increases by 10% or greater from the prior year and increases by 6% if our net income after tax does not increase by a minimum of 10%.

 The Employment Agreement with Ms. Schwindt, as described above, provides for a base salary during the year 2000 of $169,600. However, as contribution to our expense reduction program, she voluntarily forgave her 6% salary increase due January of 2000 and reduced her current annualized base salary to $144,000, a reduction of 15% from the amount provided in the agreement. .

BONUS: The bonus plan under the agreement beginning in 2001 provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the annual return on equity ("ROE") percentage per share in excess of a base annual ROE of 20% (after accrual for bonuses.) A bonus is payable 50% in cash or stock at our discretion and 50% in cash or stock at the employee's discretion.

    Bonus Example.
    --------------

    If ROE per share for a year is 30%:
    Then she will be entitled to a bonus equal to 50% of her base salary (30%-20%)/20% = 50%
    If her Base Salary is $160,000
    Then her bonus would be $160,000 * 50% = $80,000

NON-COMPETE: Under the Employment Agreement she has agreed not to compete with us for a period of one year after termination within a prescribed geographic area and not to solicit or employ our employees for two years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement.

COMPENSATION AFTER TERMINATION. If she dies, becomes permanently disabled, terminates her employment or is terminated for cause as defined in the Agreement, this contract shall cease, and no further compensation or benefits in any form shall be paid to her. If this Agreement is terminated by us without cause, then she shall be entitled to the compensation and benefits which she would have received but for the termination without cause.

Eric S. Yeakel
Chief Financial Officer and Treasurer

TERM, RENEWAL AND CHANGE IN CONTROL. The initial term of the employment agreement with Mr. Yeakel was from July 1, 1998 through December 31, 1998 and amended December 1, 2000. On January 1, 1999 it automatically renewed for a three (3) year term with each year running from January 1st through December 31st. After December 31, 2001, this Agreement will be renewable on a year to year basis. Either party must give one hundred and eighty (180) days written notice if this Agreement is not going to be renewed after December 31, 2001. Upon failure to give such notice, this Agreement will automatically renew for an additional year on the same terms. This notice requirement shall continue for all subsequent renewal periods. In the event of a Change of Control (i.e. (i) a reduction in the percentage of our common stock owned and controlled by Allen D. Wykle of 50% or greater, or (ii) the cessation of Allen D. Wykle's full time employment with us as Chairman of the Board, President or Chief Executive Officer) and during the calendar year in which the Change of Control occurred he is notified of nonrenewal of this Employment Agreement 180 or more days before the end of the then current calendar year term then that term shall be extended for six (6) months i.e. until June 30 of the following calendar year, thereby allowing him at least one full year of remaining employment. If the notice of nonrenewal is given with less than 180 days remaining before the end of the then current calendar year term the then current term will not be extended because the then current term will automatically renew for another year (due to failure to give 180 days notice) thereby assuring him of at least one full year of continued employment.

SALARY: It provides for an initial base salary at an annual rate of $120,000, and provides for increases of 6% or 10% per year effective as of January 2000 and January 2001 and any renewal terms. The yearly salary increase is 10% if our net income after tax increases by 10% or greater from the prior year. His yearly salary increases by 6% if our net income after tax does not increase by a minimum of 10%.

The Employment Agreement with Mr. Yeakel, as described above, provides for a base salary during the year 2000 of $127,200. However, as contribution to our expense reduction program, he voluntarily forgave his 6% salary increase due January of 2000 and reduced his current annualized base salary to $108,000, a reduction of 15% from the amount provided in the agreement.

BONUS: The bonus plan under the agreement beginning in 2001 provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the annual return on equity ("ROE") percentage per share in excess of a base annual ROE of 20% (after accrual for bonuses.) A bonus is payable 50% in cash or stock at our discretion and 50% in cash or stock at the employee's discretion.

   Bonus Example.
   --------------

If ROE per share for a year is 30%
Then he will be entitled to a bonus equal to 50% of his base salary (30%-20%)/20% = 50%
If his Base Salary is $120,000
Then his bonus would be $120,000 * 50% = $60,000

NON-COMPETE: Under the Employment Agreement he has agreed not to compete with us for a period of one year after termination within a prescribed geographic area and not to solicit or employ our employees for two years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement.

COMPENSATION AFTER TERMINATION. If he dies, becomes permanently disabled, terminates his employment or is terminated for cause as defined in the Agreement, this contract shall cease, and no further compensation or benefits in any form shall be paid to him. If this Agreement is terminated by us without cause, then he shall be entitled to the compensation and benefits which he would have received but for the termination without cause.

                         COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for inclusion in this proxy statement:

COMPENSATION PHILOSOPHY

Employment Agreements are described in more detail above and the Compensation Committee believes that those agreements establish base salaries, which are reasonable when compared to the Company's industry peers. The Employment Agreements call for incentive based bonuses and various other sources of incentive compensation as explained above.

Bonus compensation awarded to the Company's Officers and other key employees, generally results when the Company realizes net income after tax for the year. Individual or divisional productivity and/or profitability relating directly to a manager's efforts are frequently used in establishing guidelines for bonus awards paid in the form of cash and/or in stock options (See; 1996 Incentive Stock Option Plan).

The Compensation Committee believes that the majority of all compensation plans throughout the Company and the Employment Agreements for the Company's Executive Officers are in line with the Company's dual goals of rewarding performance and establishing compensation arrangements which align the interests of officers and other key employees with those of the Company's Shareholders.

1996 INCENTIVE STOCK OPTION PLAN

On June 28, 1996, the Company adopted the 1996 Incentive Stock Option Plan (the "Incentive Plan"), pursuant to which key employees of the Company are eligible for awards of stock options. The following sections summarize some of the principle features of the Incentive Plan.

Purpose. The Board of Directors believes that long-term incentive compensation is one of the fundamental components of compensation for the Company's key employees and that stock options under the Incentive Plan will play an important role in encouraging employees to have a greater financial investment in the Company. The Board of Directors believes that the Incentive Plan will help promote long-term growth and profitability by further aligning Shareholder and employee interests.

The purpose of the Incentive Plan is to promote the interests of the Company and its Shareholders by affording participants an opportunity to acquire a proprietary interest in the Company and by providing participants with long-term financial incentives for outstanding performance. Under the terms of the Incentive Plan, the Option Committee has a great deal of flexibility in the types and amounts of awards that can be made and the terms and conditions applicable to those awards.

Description of the Incentive Plan. The aggregate number of shares of Common Stock that are available for grants under the Incentive Plan is 252,000 shares (adjusted for the two-for-one stock splits paid to Shareholders of record on August 30, 1996 and December 16, 1996 and the 100% stock dividend paid to Shareholders of record on November 21, 1997.) All shares allocated to awards under the Incentive Plan that are cancelled or forfeited are available for subsequent awards.

Administration. The Option Committee administers the Incentive Plan. The members of the Option Committee are not eligible to receive awards under the Incentive Plan. The Option Committee has the full power to: (a) designate the key employees to receive awards from time to time; (b) determine the sizes and types of awards; (c) determine the terms and provisions of awards as it deems appropriate; (d) construe and interpret the Incentive Plan and establish, amend or waive rules and regulations relating to the administration of the Incentive Plan; (e) amend the terms and provisions of any outstanding award to the extent such terms and provisions are within the discretion of the Option Committee; and
(f) make all other decisions and determinations necessary or advisable for the administration of the Incentive Plan. All determinations and decisions made by the Option Committee pursuant to the Incentive Plan are final, conclusive and binding.

Eligible Participants. Only "key employees" of the Company and its subsidiaries are eligible to participate in the Incentive Plan. An employee who is a Director is eligible for an award unless he or she is a member of the Option Committee. The selection of the key employees is entirely within the discretion of the Option Committee. The concept of a "key employee" is, however, somewhat flexible and it is anticipated that such factors as the duties and responsibilities of employees, the value of their services, their present and potential contributions to the success of the Company and other relevant factors will be considered. Accordingly, the number of persons who ultimately may be eligible to participate in the Incentive Plan cannot presently be determined.

Option Price of Stock. The Incentive Plan provides for the grant of options to purchase shares of Common Stock at option prices to be determined by the Option Committee as of the date of grant. The option price may not be less than the fair market value (or in the case of a 10% Shareholder not less than 110% of the fair market value) of the shares of Common Stock on the date of grant. For such purpose "fair market value" means the average of the bid and asked price per share of the Common Stock as reported by the NASDAQ Stock Market or the OTC Bulletin Board, whichever is applicable at the time, on the date on which the fair market value is determined or, if Common Stock is not traded on such exchange or system on such date, then on the immediately preceding date on which Common Stock was traded on such exchange or system. Each grant of options is to be evidenced by an option agreement which is to specify the option price, the term of the option, the number of shares subject to the option and such other provisions as the Committee may determine.

Exercise of Options. The shares subject to an option may be purchased as follows: none in the first year after the grant of option; one-third in each of the second, third and fourth years. Options granted under the Incentive Plan will expire not more than ten years (or in the case of a 10% Shareholder not more than five years) from the date of grant.

Awards of Options. Awards of options under the Incentive Plan are to be determined by the Option Committee at its discretion. Notwithstanding the foregoing, the Option Committee may not grant options to any participant that, in the aggregate, are first exercisable during any one calendar year to the extent that the aggregate fair market value of the shares subject to such options, at the time of grant, exceeds $100,000.

Payments For Shares. Payments for shares issued pursuant to the exercise of any option may be made either in cash or by tendering shares of Common Stock of the Company with a fair market value at the date of the exercise equal to the portion of the exercise price which is not paid in cash.

No Rights as Shareholder. A participant granted an option under the Incentive Plan will have no rights as a Shareholder of the Company with respect to the shares subject to such option except to the extent shares are actually issued.

Non-transferability. Options may not be sold, transferred, pledged or assigned, except as otherwise provided by law or in an option agreement. The Option Committee may impose restrictions on the transfer of shares acquired pursuant to the exercise of options as it may deem advisable.

Termination of Employment. Except for termination for cause, death or disability, options terminate three months after the employment terminates or on such earlier date as the participant's option agreement specifies. In the event of termination for cause as defined in the Incentive Plan, the option terminates upon termination (subject to the Option Committee's right to reinstate for 30 days). In the event of death, the option will terminate six months after death, and in the event of disability one year after disability (unless the option period in the participant's option agreement expires earlier).

Amendment and Termination of the Incentive Plan. The Board of Directors may alter, amend, discontinue, suspend or terminate the Incentive Plan at any time in whole or in part. Notwithstanding the foregoing, Shareholder approval is required for any change to the material terms of the Incentive Plan and no amendment or modification of the Incentive Plan may materially and adversely affect any award previously granted without the consent of the participant.

401(K) RETIREMENT PLAN

On January 1, 1995, the Company implemented a 401(k) Retirement Plan (the "401(k) Plan"). The 401(k) Plan is a defined contribution plan covering all employees who have completed at least one year of service. The 401(k) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributes an amount equal to 50% of a participant's payroll savings contribution up to a maximum of 6% of a participant's annual compensation. The Company's contributions to the 401(k) Plan in 2000 was $94,000 and was $141,000 in 1999. The Company's matching contribution has a vesting schedule.

CEO COMPENSATION

The Compensation Committee determines compensation for Allen D. Wykle, Chairman and Chief Executive Officer. A summary of Mr. Wykle's employment agreement with the Company is contained in this proxy under the executive management employment agreements section. The Compensation Committee is of the opinion that as the largest Shareholder of the Company, beneficial owner of 33% of the Company's common stock outstanding, Mr. Wykle`s interest are aligned with the best interest of the Company's Shareholders.

SALARY: Mr. Wykle's current salary of $376,531 is at a level that the Committee deems to be reasonable in view of his level of involvement in the operations of the Company. Mr. Wykle took a 10% pay decrease from his contractual salary of 418,368 on July 1, 2000. He did not receive an increase in salary during 1998, 1999, or 2000.

BONUS: Mr. Wykle did not receive a bonus for the year ended December 31, 2000. The terms Mr. Wykle to achieve a bonus are discussed in the executive management employment agreements section of the proxy.


                                                APPROVED FINANCIAL CORP.
                                                COMPENSATION COMMITTEE:


                                                Oscar Warner, Chairman
                                                Leon Perlin
                                                Allen D. Wykle
                                                Robert Salter

                            STOCK PERFORMANCE GRAPH

The following graph depicts the cumulative total return on the Company's Common Stock compared to the cumulative total return for The Russell 2000 Index ("Russell 2000") and the Russell 2000 Financials Index ("Russell 2000 Financials), a peer group selected by the Company on an industry and line-of-business basis, commencing June 30, 1994 and ending December 31, 2000. The graph assumes an investment in Approved Financial Corp. Common Stock of $100 on June 30, 1994, which is the first date for which public market trading data is available. The graph assumes an investment of $100 in Russell 2000 on June 30, 1994 and an investment of $171 in the Russell 2000 Financials on June 30, 1995. June 30, 1995 is the first semi-annual date for which the pricing information was available for the Russell 2000 Financials and $171 represents the equivalent value of Approved's Common Stock on that date for purposes of this graph.


                                   [GRAPHIC]






                   -----------------------------------------------------------------------------------------------------------------
                   30-Jun- 30-Dec- 30-Jun- 29-Dec- 28-Jun- 31-Dec- 30-Jun- 31-Dec- 30-Jun- 31-Dec- 30-Jun- 31-Dec- 30-Jun- 31-Dec-
                     94      94      95      95      96      96      97      97      98      98      99      99      00      00
------------------------------------------------------------------------------------------------------------------------------------
Approved Financial
Corp.               100      94     171       221     400     929       981    1600   1432    348     245      90    103        41
Russell 2000
Index               100     104     118       131     144     151       165     182    190    176     190     210    215       201
Russell 2000
Financials                          171       189     198     232       259     302    297    263     273     241    236       277
------------------------------------------------------------------------------------------------------------------------------------

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of April 15, 2001 regarding the number of shares of Common Stock beneficially owned by all Directors, Executive Officers, and 5 % Shareholders. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the Director, Executive Officer or 5% Shareholder can vest title in himself within sixty days of April 15, 2001.

                                            Common Stock                       Percentage of
        Name                                Beneficially Owned                      Class
        ----                                ------------------                      -----
    Allen D. Wykle (1)(2)(3)
    1716 Corporate Landing Parkway
    Virginia Beach, VA 23454                     1,864,153                          33.4%

    Leon H. Perlin (4)
    3360 South Ocean Boulevard
    Apartment 5H2
    Palm Beach, FL 33480                           929,256                          17.0


    Gregory J. Witherspoon (1)
    Blue Jay Way
    Los Angeles, CA 90069                          232,800                           4.2

    Stanley W. Broaddus (1)(3)
    1716 Corporate Landing Parkway
    Virginia Beach, VA 23454                       145,424                           2.5

    Jean S. Schwindt (1,5)
    1062 Normandy Trace Road
    Tampa, FL 33602                                 85,983                           1.6

    Oscar S. Warner (6)
    215 Brooke Avenue, Apt #905
    Norfolk, VA 23510                               59,000                           1.1

    Arthur Peregoff (7)
    816 Oriole Drive
    Virginia Beach, VA 23451                        51,750                             *

    Neil W. Phelan (1)
    1716 Corporate Landing Parkway
    Virginia Beach, VA 23454                                     20,787                               *

    Gregory W. Gleason (1)
    2380 Court Plaza Drive, Suite 200
    Virginia Beach, VA 23456                                      5,300                               *

    Eric S. Yeakel (1)
    1716 Corporate Landing Parkway
    Virginia Beach, VA 23454                                      9,833                               *

    Robert M. Salter
    613 Lynnhaven Parkway
    Virginia Beach, VA  23452                                       464                               *

    All present Executive
    Officers, Directors & Nominees
    as a group (12 persons) (1,2,3,4,6,7,8,9)                 3,404,150                            60.1

________________________
  * Owns less than 1% of class.
(1) For Mr. Wykle includes beneficial ownership of 14,333 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2001, and excludes 6,667 shares subject to stock options that cannot be exercised within 60 days of April 15, 2001. For Mr. Witherspoon, includes beneficial ownership of 3,000 shares subject to non-qualified stock options that may be exercised within 60 days of April 15, 2001, and excludes 1,500 shares subject to non-qualified stock options that cannot be exercised within 60 days of April 15, 2001. For Ms. Schwindt includes beneficial ownership of 8,333 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2001, excluded are 4,167 shares subject to stock options that cannot be exercised within 60 days from April 15, 2001. For Mr. Phelan included is the beneficial ownership of 6,667 shares which may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2001, and excludes 2,833 shares subject to stock options that cannot be exercised within 60 days of April 15, 2001. For Mr. Yeakel included is the beneficial ownership of 9,667 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2001, and excludes 4,333 shares subject to stock options that cannot be exercised within 60 days of April 15, 2000. For Mr. Broaddus includes beneficial ownership of 5,667 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2001, and excludes 2,333 shares subject to stock options that cannot be exercised within 60 days of April 15, 2001. For Mr. Gleason, includes beneficial ownership of 900 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2001, excluded are 450 share subject to stock options that cannot be exercised within 60 days of April 15, 2001.
(2) Excludes 7,000 shares registered to his adult children and his grandchildren, as to which Mr. Wykle disclaims beneficial ownership.
(3) Mr. Wykle and Mr. Broaddus are Co-Trustees of the Company's profit-sharing Plan ("Plan"), that owns 39,680 of the Company's Common Stock. They share voting power. Mr. Wykle's ownership interest in the Plan is 65% and Mr. Broaddus' share is 15%. Included under Mr. Wykle's shares for the purposes of this disclosure are 25,792 Plan shares, which exclude the 5,952 shares (15% of the Plan shares) which are included under Mr. Broaddus's ownership. Mr. Wykle claims voting rights but disclaims beneficial ownership of all but the 65% he owns in the Plan.

(4)  Includes 594,000 shares owned by Mr. Perlin's wife.
(5) Excluded are stock appreciation rights for 16,000 shares at $2.63 per share. Excluded are 8,000 shares owned by her parents, to which Ms. Schwindt disclaims beneficial ownership.
(6) Excludes 68,600 shares registered to Mr. Warner's adult children and his grandchildren, to which he disclaims beneficial ownership.
(7) Mr. Peregoff's shares are held jointly with his wife. Excludes 33,848 shares registered to Mr. Peregoff's adult children and his grandchildren, to which he disclaims beneficial ownership.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has maintained business relationships and engaged in certain transactions with affiliated companies and the parties as described below. It is the policy of the Company to engage in transactions with related parties only on terms that, in the opinion of the Company, are no less favorable to the Company than could be obtained from unrelated parties and each of the transactions described below conforms to that policy.

Agreement with Mills Value Adviser, Inc.

The Company entered an investment management agreement on March 28, 1996, with Mills Value Adviser, Inc. ("MVAI"), a registered investment advisor. Under the agreement, MVAI manages a portion of the Company's non-qualified profit-sharing Plan. The Plan's trustees retain all proxy voting rights for securities managed by MVAI. During 2000, the Company paid $4,517 in advisory fees to MVAI. Jean S. Schwindt, an officer, Director and member of the Executive Committee, is a portfolio manager for a small number of individual advisory clients of MVAI.

Indebtedness of Management

The Company and the Savings Bank have no outstanding extensions of credit to members of the Board of Directors or management as of April 30, 2001. As of December 31, 2000, the Savings Bank held a conforming mortgage loan made to Ms. Schwindt in the amount of $220,000. The sale transaction for this mortgage loan, which was approved for purchase by the investor prior to funding, had not settled as of December 31, 2000, but settled in 2001.

Promissory Notes

The Company has, from time to time, issued promissory notes to assist in cash flow. The notes are callable on 30 days notice from the holder and may be prepaid by the Company. The notes are usually issued to Directors, Officers or Shareholders. As of December 31, 2000, the following Directors and Executive Officers were holders of promissory notes in the amounts and interest rates specified below:

          Allen D. Wykle        $714,803      10.00%
          Stanley W. Broaddus    456,496      10.00
          Leon H. Perlin         194,122       9.00
          Leon H. Perlin           8,939       8.00
          Oscar S. Warner         46,000       8.00
          Oscar S. Warner         71,782       8.75
          Arthur Peregoff        400,000      10.00

  FEES FOR SERVICES RENDERED BY PRICEWATERHOUSECOOPERS LLP DURING 2000 ARE AS
                                   FOLLOWS:

Audit Fees:

  Annual audit                                $105,600
  Quarterly review                              27,815
                                              --------

Total Audit Fees                              $133,415
                                              --------

All Other Fees:

  Annual audit of employee benefit plans      $ 10,425
  Review of form S-1 Filing                     33,895
                                              --------

Total All other Services                      $ 44,320
                                              ========

The Audit Committee has determined that the non-audit services provided by PricewaterhouseCoopers LLP is compatible with maintaining the independence of PricewaterhouseCoopers LLP. In addition, all audit services are provided by full-time employees of PricewaterhouseCoopers LLP.

                           AVAILABILITY OF FORM 10-K

The Company will provide to any Shareholder, without charge, upon written request of such Shareholder, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission. Such requests should be addressed to Approved Financial Corp., 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454, Attn:
Investor Relations Dept.

                      SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons owning more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission ("SEC"). The copies of Form 4 and Form 3 filings received by the Company during 1999 reflect that Messrs. Peregoff and Warner were each delinquent concerning one Form 4 filing.

                           PROPOSALS BY SHAREHOLDERS

Any Shareholder proposal which is intended to be presented at the Company's annual meeting of Shareholders to be held in the year 2002 must be received at the Company's principal executive offices, located at 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454, Attention: Stanley Broaddus, Secretary of the Company, by no later than February 1, 2002, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Shareholders of the Company who intend to bring business before the meeting must also comply with the applicable procedures set forth in the Company's Bylaws. The Company will furnish copies of such Bylaw provisions upon written request to Stanley Broaddus at the above-mentioned address.

                                OTHER BUSINESS

The Meeting scheduled for June 11, 2001 is held for the purposes as set forth in the Notice that accompanies this Proxy Statement. The Board is not presently aware of business to be transacted at the Meeting other than as set forth in the Notice. However, if any other business properly comes before the meeting, the Proxies named on the accompanying proxy card will vote their Proxies in their discretion on such business.

                                      By Order of the Board of Directors

                                      /s/ Allen D. Wykle
                                      ----------------------------------
                                      Allen D. Wykle
                                      Chairman of the Board

Virginia Beach, Virginia
April 30, 2001

                           APPROVED FINANCIAL CORP.
                        ANNUAL MEETING OF STOCKHOLDERS
                                 June 11, 2001
                              Proxyholder ballot

CIRCLE THE APPROPRIATE ANSWERS TO INDICATE YOUR VOTE ON EACH RESOLUTION BELOW:

I, the undersigned, pursuant to proxy given, hereby vote:

          FOR                 AGAINST                  ABSTAIN

the following resolution:

RESOLVED, that Allen D. Wykle be, and he hereby is, elected as a director of the Company to serve for a term of office expiring at the Company's Annual Meeting of Stockholders to be held in the year 2004 and until his successor shall have been duly elected and qualified:

I, the undersigned, pursuant to proxy given, hereby vote:

          FOR                 AGAINST                  ABSTAIN

the following resolution:

RESOLVED, that Leon H. Perlin be, and he hereby is, elected as a director of the Company to serve for a term of office expiring at the Company's Annual Meeting of Stockholders to be held in the year 2004 and until his successor shall have been duly elected and qualified:




I, the undersigned, pursuant to proxy given, hereby vote:

          FOR                 AGAINST                  ABSTAIN

the following resolution:

RESOLVED, that Oscar S. Warner be, and he hereby is, elected as a director of the Company to serve for a term of office expiring at the Company's Annual Meeting of Stockholders to be held in the year 2004 and until his successor shall have been duly elected and qualified:

I, the undersigned, pursuant to proxy given, hereby vote:

          FOR                 AGAINST                  ABSTAIN

the following resolution:

RESOLVED, that the appointment of PricewaterhouseCoopers L.L.P. as independent accountants for the Company for the fiscal year ending December 31, 2001 be, and it hereby is, ratified.

                                   Dated this 11/th/ day of June, 2001.

                                   Signature: __________________________________

                                   Name: _______________________________________

                                   # of shares represented _____________________